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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 10, 1999
                                                --------------------------------


                                  Brylane Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-12703                13-3794198
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       (State or other            (Commission           (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
       of incorporation)



   463 Seventh Avenue, 21st Floor, New York, New York               10018
--------------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 613-9500
                                                   -----------------------------


                                                               Page 1 of 4 Pages
                                                  Exhibit index begins at page 4
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Item 1(b).     Changes in Control of Registrant.

     Attached as Exhibit 20.1 is the press release issued by Brylane Inc. and
                 ------------
Pinault-Printemps-Redoute S.A. dated March 10, 1999, which is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          20.1 Press release, dated March 10, 1999.

                                       2
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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BRYLANE INC.




Dated:  March 23, 1999              By:     /s/ Robert A. Pulciani
                                           ------------------------------------
                                           Robert A. Pulciani
                                           Executive Vice President,
                                           Chief Financial Officer, Secretary
                                           and Treasurer

                                    (On behalf of the Registrant and as the
                                    principal financial and accounting officer of the Registrant)

                                       3
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                                 EXHIBIT INDEX



      Exhibit
      Number                              Description
   ------------   ----------------------------------------------------
       20.1       Press release, dated March 10, 1999.

                                       4